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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                  _______________________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                  _______________________________________



                              November 2, 1995
              Date of Report (Date of earliest event reported)



                             THE UPJOHN COMPANY
           (Exact name of registrant as specified in its charter)



      STATE OF DELAWARE            1-4147               38-1123360
(State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)         File Number)       Identification No.)




         7000 PORTAGE ROAD
        KALAMAZOO, MICHIGAN                                     49001
(Address of principal executive offices)                      (Zip Code)






                               (616) 323-4000
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)

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Item 1.     Changes in Control of Registrant

            On November 2, 1995, Pharmacia & Upjohn Subsidiary, Inc.

("Pharmacia & Upjohn Sub") was merged into The Upjohn Company (the

"Merger") pursuant to the Combination Agreement (the "Combination

Agreement"), dated as of August 20, 1995, among Pharmacia Aktiebolag

("Pharmacia"), a corporation organized under the laws of the Kingdom of Sweden, The Upjohn Company (the "Company"), a Delaware corporation,

Pharmacia & Upjohn, Inc. ("Pharmacia & Upjohn"), a Delaware corporation and Pharmacia & Upjohn Sub, a Delaware corporation wholly owned by

Pharmacia & Upjohn, which Combination Agreement is incorporated herein by reference.  As a result of the Merger, (i) each outstanding share of the common stock, par value $1 per share, of the Company (the "Company

Common Stock"), other than shares owned by the Company as treasury stock and shares owned by Pharmacia or any subsidiary of the Company or Pharmacia,

was converted into the right to receive 1.45 shares of common stock, par value $.01 per share, of Pharmacia & Upjohn (the "Pharmacia & Upjohn Common

Stock"), (ii) each outstanding share of the Series B Convertible Perpetual

Preferred Stock, par value $1 per share, of the Company (the "Company

Preferred Stock") (other than dissenting shares and shares owned by the

Company as treasury stock, all of which were

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cancelled) was converted into the right to receive one share of Series A

Convertible Perpetual Preferred Stock, par value $.01 per share, of

Pharmacia & Upjohn.  Upjohn shareholders approved the Combination Agreement on October 17, 1995.

            The foregoing summary is qualified in its entirety by reference to the Combination Agreement, which is incorporated herein as Exhibit 2.

Items 2-4.  Not Applicable.

Item 5.     Other Events.

            As of the closing of the business day on November 2,

1995 the New York Stock Exchange, Inc. (the "NYSE") suspended trading of the Company Common Stock.  The Company has filed a statement on Form 15 with the Securities and Exchange Commission (the "Commission").  The Company

expects that the NYSE will file a statement on Form 25 with the Commission requesting that the Commission strike from listing and registration the

Company Common Stock.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

 Exhibit No.           Description

 2                     Combination Agreement, incorporated by reference from
                       Exhibit 2 of The Upjohn Company's Current Report on Form 8-K filed with the Commission on August 21, 1995

Item 8.     Not Applicable.

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                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE UPJOHN COMPANY


Date: November 9, 1995               By: /s/ Kenneth M. Cyrus
                                        Kenneth M. Cyrus
                                        Executive Vice President,
                                        Secretary and General Counsel